Summary Prospectus Supplement	March 1, 2017

Putnam VT Diversified Income Fund
Summary Prospectus dated April 30, 2016

The sub-section Portfolio managers in the section Your fund’s management is replaced in its entirety with the following:

Portfolio managers

D. William Kohli, Chief Investment Officer, Fixed Income, portfolio manager of the fund since 1994

Michael Atkin, Portfolio Manager, portfolio manager of the fund since 2007

Robert Davis, Portfolio Manager, portfolio manager of the fund since 2017

Brett Kozlowski, Portfolio Manager, portfolio manager of the fund since 2017

Michael Salm, Co-Head of Fixed Income, portfolio manager of the fund since 2011

Paul Scanlon, Co-Head of Fixed Income, portfolio manager of the fund since 2005

305612 3/17